Performance Commentary | 1st Quarter 2023

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

April 21, 2023

Highlights

●	The AFL-CIO Housing Investment Trust (HIT) offers an attractive risk-return profile with a yield to worst of 5.15% and an 86% agency/government credit portfolio, as of March 31, 2023. At quarter end, the HIT had a yield advantage compared to the Bloomberg US Aggregate Bond Index* (Bloomberg Aggregate or Benchmark) and to the credit equivalent AAA Component of the Bloomberg Aggregate (AAA Index) of 75 and 103 basis points (bps), respectively.
●	The HIT generated a gross return of 2.95% and a net return of 2.87% for the first quarter, compared to 2.96% for the Bloomberg Aggregate.[1] In the first quarter, investment grade fixed income returns were positive as interest rates rallied; entering 2023, the 10-year Treasury rate had increased six consecutive quarters.
●	In the first quarter, the HIT committed a total of $45 million to three directly sourced impact investment projects. Over the last twelve months, the HIT has committed a total of $303.7 million to 17 directly sourced impact investment projects. As of March 31, 2023, 40 projects receiving HIT financing were under construction. These construction investments are intended to enhance the fundamental value of the portfolio by boosting yield and generating additional portfolio income as they fund while also promoting the creation of union construction jobs and housing.
●	Most investment grade fixed income spread assets, including multifamily mortgage-backed securities (MBS), widened relative to Treasuries during the first quarter due to the risk-off capital market environment following the failure of both Silicon Valley Bank and Signature Bank in early March. The HIT has no exposure to any of the regional banks that have failed. The HIT is structurally overweight spread product and underweight Treasuries.
●	Corporate bond spreads quickly recovered from the market turbulence in early March and closed marginally tighter for the first quarter. Corporates were the best performing asset class in the Benchmark on both an excess and total return basis. The HIT portfolio holds no corporate bonds.
●	The Federal Reserve continued to tighten monetary policy throughout the quarter, hiking rates by 25 bps at both their February and March meetings, despite the banking sector volatility. The Fed's newly created bank lending facility helped stabilize the market in the wake of the initial volatility in March. While inflation has slowed on an annual basis every month since the end of second quarter of 2022, it remains elevated by historical standards. The yield curve remains inverted across most tenors, signaling that market participants anticipate a recession within the next 12 months.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2023 Q1 Portfolio Commentary

●	The HIT continues to position its portfolio to moderate the negative effects of the current higher interest rate environment on asset valuations by overweighting adjustable-rate securities, which benefit portfolio yield as the Federal Reserve continues to increase short term interest rates.
●	The HIT’s relative duration position ended the first quarter like recent years, slightly short compared to the Benchmark. Moving forward in 2023, the HIT will look to manage interest rate risk closer to duration neutral relative to the Barclays Aggregate.
●	Significant volatility in asset prices, fueled recently by banking sector turmoil, is likely to continue. Inflation is projected to remain above the Fed’s target in the near term due to supply chain constraints, high commodity prices and a tight labor market. Given the uncertain path of interest rates and the elevated risk for asset valuations in this high interest rate environment, as well as a potential recession on the horizon, investments in high grade credit quality funds remain prudent.

1st Quarter Performance

The AAA Index represents the AAA Component of the Bloomberg US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Total returns for investment grade fixed income strategies were positive for the second consecutive quarter as interest rates fell following the banking sector crisis in early March. Despite further tightening of monetary policy from the Federal Reserve, the 10-year Treasury rate closed lower on a quarterly basis for the first time in seven quarters. Given the risk-off market environment, most spreads widened relative to Treasuries. However, corporate bonds spreads tightened as they were the best performing asset class in investment grade fixed income on both an excess and total return basis. Ultimately, the HIT performed in line with the Bloomberg Aggregate in the first quarter, finishing with a total return of 2.95% and a net return of 2.87%, compared to the Bloomberg Aggregate return of 2.96%.

2023 Q1 Portfolio Commentary

The HIT’s relative performance for the quarter benefitted from the portfolio’s overweight to adjustable-rate investments and underweight to agency residential mortgages, which was the worst performing major asset class in the Benchmark. However, the HIT’s underweight to corporate bonds hindered relative performance, as it was the best performing asset classes in the Benchmark. The HIT’s relative performance exceeded the AAA Index’s 2.78% return for the quarter given that some Ginnie Mae multifamily spreads tightened relative to Treasuries.

Positive contributions to HIT’s 1st quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of March 31, 2023, the HIT had a relative yield advantage of 75 bps.

●	The portfolio’s underweight to agency-insured fixed-rate single family MBS, the worst performing major asset class in the Benchmark on an excess and total return basis for the quarter with a -50-bps excess return and 253 bps total return. During the quarter, the portfolio had an average allocation to the sector of 13.9% compared to 27.4% for the Bloomberg Aggregate.

●	Performance by Ginnie Mae construction/permanent loan certificates (CLC) and FHA/Ginnie Mae permanent loan certificates (PLC) in the portfolio as spreads tightened for the quarter by approximately 4 and 3 bps, respectively. The HIT had an average allocation of 16.9% to CLC and PLC securities during the quarter.

●	The portfolio’s overweight to adjustable-rate securities with an average allocation of 13.2% during the first quarter of 2023, whereas the Benchmark only has fixed rate assets.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to corporate bonds, the best performing major asset class in the Bloomberg Aggregate on both a total and excess return basis. Corporates produced an excess return of 20 bps and a total return of 350 bps for the quarter. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 24.5% during the quarter.

●	The portfolio’s underweight to Treasuries as it was the second best performing major asset class in the Bloomberg Aggregate on both an excess and total return basis during the first quarter of 2023. The HIT had an average allocation of 3.6% to Treasuries during the quarter while the Benchmark had an average allocation of 40.8%.

●	The portfolio’s short relative duration versus the Benchmark as rates rallied during the quarter. See “The Yield Curve – Treasuries” below.

●	Performance by Fannie Mae Delegated Underwriting and Servicing (DUS) securities in the portfolio as spreads widened on longer maturity fixed-rate structures, with the benchmark 10/9.5s widening by approximately 14 bps. The HIT had an average allocation of 22.8% to fixed-rate single-asset DUS securities of various structures while the Benchmark had none.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 36 bps during the quarter. The portfolio had an average 12.8% allocation to REMICS during the first quarter.

2023 Q1 Portfolio Commentary

Fundamentals March 31, 2023	HIT	Bloomberg Aggregate*	AAA Index*		HIT	Bloomberg Aggregate*	AAA Index*
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	88.6%	73.0%	100.0%	Current Yield	3.60%	3.08%	2.67%
				Yield to Worst	5.15%	4.40%	4.12%
INTEREST RATE RISK				CALL RISK
Effective Duration	5.93	6.18	6.03	Call Protected	75%	73%	63%

Market Overview

Global economic activity continues to be challenged by elevated inflation, high interest rates, and the war in Ukraine. Turmoil in the banking sector, initially driven by the failure of Silicon Valley Bank in early March, will be another headwind for domestic growth in 2023. While inflation has come down from its peak in 2022, it remains elevated, well above the Federal Reserve’s 2% target. While the Federal Reserve decreased the size of their rate hikes in the first quarter, they continued to tighten monetary policy by raising the fed funds rate a total of 50 bps across the two meetings this year, bringing the range to 4.75-5.0%. The dramatic rise in the fed funds rate over the last year, the fastest rate hiking cycle in 40 years, has impacted interest rate sensitive sectors of the economy such as housing, credit markets and the banking sector.

Three regional US banks and one international bank failed in March as the banking industry faced a crisis of confidence, and customers quickly withdrew deposits. Total US commercial bank deposits have fallen by $951 billion since April 2022, marking the biggest banking sector deposit outflow on record.2 In response, the Federal Reserve has since introduced the Bank Term Lending Program to help assure banks can meet the needs of all their depositors.

The housing affordability crisis remains across the country as home buyers and renters face elevated prices, though price increases moderated in the first quarter. According to Freddie Mac, since the 1980s, both the number and the market share of entry-level homes has fallen steadily, from roughly a third of the market and over 400,000 homes annually to only seven percent of the market and just 69,000 homes in 2021.3 In addition, rental affordability has eroded over the last few years, with the median renter household only having $380 leftover each month after paying rent.4

The Yield Curve - Treasuries

Interest rates rallied substantially throughout the quarter, with most of the curve approximately 40 bps lower as the yield curve remains inverted. The Federal Reserve maintained their restrictive monetary policy in an effort to slow the economy.

•    10- and 30-year US Treasury bonds closed the first quarter at 3.47% and 3.65%, respectively. During the quarter, the 2-, 5-, 10-, and 30-year rates decreased by 40, 43, 41 and 31 bps respectively.

[2]	Federal Reserve	Source: Bloomberg*
[3]	Freddie Mac
[4]	American Community Survey Data, Joint Center for Housing Studies of Harvard University

2023 Q1 Portfolio Commentary

•    The Federal Reserve’s balance sheet grew from $8.6 trillion to $8.7 trillion in the first quarter. Independent of the newly created lending facility, the ongoing normalization of the Fed’s balance sheet will continue in future quarters.

•    Global central bank policy remained hawkish in the first quarter to combat global inflationary pressures.

Investment Grade Spreads: Multifamily	Source: Bloomberg*

Agency multifamily securities experienced mixed performance in the first quarter as conventional GSE multifamily spreads widened relative to Treasuries but FHA/Ginnie Mae spreads tightened marginally. Agency Commercial MBS (CMBS) issuance slowed for the fifth consecutive quarter as refinance volumes dried up due to materially higher mortgage rates, offsetting lower bank demand for the sector. Ultimately, agency multifamily excess return trailed that of corporates for the quarter, as multifamily spreads underperformed amid increased market volatility due to the banking crisis.

●	Conventional GSE multifamily securities widened in spread to Treasuries throughout the quarter; the banking sector crisis following the failure of Silicon Valley Bank pushed many investors, namely bank portfolios, to the sidelines in March, decreasing the demand for this product.

●   FHA-insured multifamily permanent and construction-related MBS experienced tightening in nominal spreads during the quarter, albeit marginal, primarily due to a lack of supply for the sector. FHA-insured construction-related MBS spreads remained attractive and continued to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●    Total agency multifamily issuance for the first quarter of 2023 slowed considerably versus the first quarter of 2022 given the high interest rate environment and increased market volatility, coming in at $21 billion versus $50 billion a year prior. Total agency multifamily issuance for 2022 ended at $159 billion versus $202 billion for 2021.

Historical Multifamily Spreads
June 2020 - March 2023
Spreads to 10-Year Treasury in Basis Points
200
180
160
140
120
100
80
60
40
20
0
4.2
3.7
3.2
2.7
2.2
1.7
1.2
0.7
0.2
-0.3
Mar-21
Sep-21
Mar-22
Sep-22
Mar-23
GNMA Permanent
GNMA Construction/Permanent
FNMA Multifamily 10/9.5 DUS
10-year Treas (right axis)

Source: HIT, Securities Dealers and BarclaysLive

2023 Q1 Portfolio Commentary

●	The 2023 multifamily loan purchase caps for Fannie Mae and Freddie Mac will be $75 billion for each enterprise. The 2023 caps, which decreased from $78 billion in 2022, reflect an anticipated contraction of the multifamily originations market in 2023. To ensure a strong focus on affordable housing and traditionally underserved markets, FHFA will require that at least 50 percent of their multifamily business be affordable housing.

Market Outlook

The outlook for the US economy remains highly uncertain, with risks weighted to the downside. The Fed is nearing the end of its tightening cycle; the combination of rapid monetary tightening and recent banking stress could potentially trigger a lending crunch that will have a more dramatic impact on demand than desired. Because of the surge in interest rates and the drawdown of bank deposits over the past year, many banks are struggling to meet depositors’ demands with weakened balance sheets. Although the acute phase of the collapse has passed, the fear that these banks are just the first domino to fall continues to fuel market uncertainty and volatility.

While the Federal Reserve is close to the end of their historic tightening phase, they are expected to keep rates around 5% for the remainder of this year. The unemployment rate remained near record lows at 3.5% in the first quarter,5 but the Fed is forecasting the unemployment rate to end the year a percentage point higher, signaling more job layoffs and further weakness in the economy.

The multifamily housing sector is expected to play a vital role in 2023 as the steep rise in home prices and high mortgage rates place home ownership out of reach for many Americans. Household formation has been strong over the last 6 years and young adults will likely fuel rental demand, especially in high-cost metro areas.

The national affordable and workforce housing supply shortage should spur development and provide opportunities for the HIT. Furthermore, the HIT’s ability to offer multiple financing structures for both construction and permanent loans and to invest directly, differentiate it from traditional fixed income managers that only purchase securities from the secondary market.

HIT’s ability to offer flexible financing creates an important competitive advantage in tight lending environments. In times of heightened market volatility, the HIT’s portfolio can offer attractive yield advantage, liquidity, diversification from corporate credit, and defensive positioning relative to other core fixed income managers.

5 Bureau of Labor Statistics

2023 Q1 Portfolio Commentary

Market Data

First Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	3.01%	0	6.28
Agencies	2.26%	13	3.42
Single family Agency MBS (RMBS)	2.53%	-50	5.93
Corporates	3.50%	20	7.25
Commercial MBS (CMBS)	1.81%	-74	4.52
Asset-backed securities (ABS)	1.86%	-5	2.83

Change in Treasury Yields*

Maturity	12/31/22	3/31/23	Change
3 Month	4.343%	4.693%	0.350%
6 Month	4.753%	4.857%	0.104%
1 Year	4.687%	4.591%	-0.096%
2 Year	4.426%	4.025%	-0.401%
3 Year	4.224%	3.788%	-0.436%
5 Year	4.004%	3.573%	-0.431%
7 Year	3.965%	3.531%	-0.434%
10 Year	3.875%	3.468%	-0.407%
20 Year	4.144%	3.795%	-0.349%
30 Year	3.963%	3.650%	-0.313%

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2023 Q1 Portfolio Commentary

Portfolio Data as of March 31, 2023

Net Assets	$6,250.67 million
Portfolio Effective Duration	5.93 years	Convexity	0.24
Portfolio Average Coupon	3.25%	Maturity	10.61 years
Portfolio Yield to Worst[1]	5.15%	Portfolio Current Yield[6]	3.60%
Number of Holdings	929	Average Price[7]	89.53

Sector Allocations: 8

Multifamily MBS	75.22%	CMBS – Agency Multifamily^	67.59%
Agency Single-Family MBS	14.29%	Agency Single-Family MBS	14.29%
US Treasury	3.71%	US Treasury Notes/Bonds	3.71%
AAA Private-Label CMBS	0.84%	State Housing Permanent Bonds	4.50%
Multifamily Direct Const. Loans	5.65%	State Housing Construction Bonds	3.97%
Cash & Short-Term Securities	0.29%	Direct Construction Loans	5.65%
		Cash & Short-Term Securities	0.29%
		^ Includes multifamily MBS (59.43%), MF Construction MBS (7.32%), and AAA Private-Label CMBS (0.84%).
Quality Distribution: 3		Geographical Distribution of Long-Term Portfolio:[9]
US Government or Agency	85.67%
AAA	2.65%	East	16.91%
AA	5.73%	Midwest	20.50%
A	0.00%	South	10.86%
Not Rated	5.65%	West	11.14%
Cash	0.29%	National Mortgage Pools	40.58%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	0.29%	5-5.99 years	18.99%	0 – 1 year	5.12%
0-0.99 years	17.50%	6-6.99 years	13.49%	1 – 2.99 years	6.37%
1-1.99 years	2.14%	7-7.99 years	8.34%	3 – 4.99 years	10.98%
2-2.99 years	3.84%	8-8.99 years	4.00%	5 – 6.99 years	23.68%
3-3.99 years	8.39%	9-9.99 years	0.83%	7 – 9.99 years	38.91%
4-4.99 years	9.33%	Over 10 years	12.87%	10 – 19.99 years	10.07%
				Greater than 20 years	4.88%

6 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

7 Portfolio market value weighted by current face.

[8] Based on total investments and including unfunded commitments. [9] Excludes cash and short-term equivalents, US Treasury and Agency securities.